UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: May 25, 2010

GEOPULSE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-137519	98-0560923
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Union Square, Suite 4200 Seattle, WA 98101
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 206-652-3310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On May 25, 2010, the Board of Directors of Geopulse Exploration, Inc., (the “Registrant”) authorized the issuance of 10,000,000 shares of the Registrant’s common stock to Massimiliano Farneti, the Registrant’s sole officer and director.  The shares were issued upon conversion of a $20,000 promissory note held by Mr. Farneti, and were issued in reliance upon the exemption from registration provided by Section 4(2) under the Securities Act of 1933 for transactions not involving a public offering.  No underwriters were used, nor were any brokerage commissions paid in connection with the above share issuance.

The Registrant has the right to redeem the shares at any time prior to their sale or disposition by Mr. Farneti, for a redemption price equal to $20,000 plus interest of 10% per annum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOPULSE EXPLORATION, INC.

By: /s/ Massimiliano Farneti

Massimiliano Farneti, Chief Executive Officer

Date: July 30, 2010